EXHIBIT 31.2

CERTIFICATION PURSUANT TO RULE 13a-14(a) OR 15d-14(a) OF THE SECURITIES
 EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE
 SARBANES-OXLEY ACT OF 2002

I, Steven Paladino, certify that:

1.	I have reviewed this Amendment No. 1 to the quarterly report on Form 10-Q of Henry Schein, Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: August 3, 2011	/s/ Steven Paladino
Steven Paladino
Executive Vice President and
Chief Financial Officer